                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: September 7, 1999
                    Newcourt Equipment Trust Securities 1998-2

  A New York                 Commission File                 I.R.S. Employer
  Corporation                 NO. 333-34793                   No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT
DETERMINATION DATE:     SEPTEMBER 8, 1999     PAYMENT DATE:  SEPTEMBER 15, 1999
COLLECTION PERIOD:        August 31, 1999


ITEM 5. OTHER
     I. INFORMATION REGARDING THE CONTRACTS
          1. CONTRACT POOL PRINCIPAL BALANCE
               a. Beginning of Collection Period                               $1,014,522,008
               b. End of Collection Period                                     $  981,169,606
               c. Reduction for Collection Period                              $   33,352,402
          2. DELINQUENT SCHEDULED PAYMENTS
               a. Beginning of Collection Period                               $   13,701,080
               b. End of Collection Period                                     $   12,409,407
          3. LIQUIDATED CONTRACTS
               a. Number of Liquidated Contracts with respect to                          180
                  Collection Period
               b. Required Payoff Amounts of Liquidated Contracts              $    2,500,037
               c. Total Reserve for Liquidation Expenses                       $            -
               d. Total Liquidation Proceeds Received                          $      151,307
               e. Liquidation Proceeds Allocated to Owner Trust                $      145,507
               f. Liquidation Proceeds Allocated to Depositor                  $        5,800
               g. Current Realized Losses                                      $    2,354,530
          4. PREPAID CONTACTS
               a. Number of Prepaid Contracts with respect to Collection                  215
                  Period
               b. Required Payoff Amounts of Prepaid Contracts                 $    3,351,065
          5. PURCHASED CONTRACTS (BY TCC)
               a. Number of Contracts Purchased by TCC with respect to                      0
                  Collection Period
               b. Required Payoff Amounts of Purchased Contracts               $            -

                                  Page 3 of 9

          6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                    ------------------------------------------------------------------------------------------------------
                                                                                                      % OF AGGREGATE
                                            NUMBER OF             % OF        AGGREGATE REQUIRED     REQUIRED PAYOFF
                                            CONTRACTS           CONTRACTS       PAYOFF AMOUNTS           AMOUNTS
                    ------------------------------------------------------------------------------------------------------
a.    Current                                58,040               91.12%          $919,061,185             92.50%
b.    31-60 days                              2,989                4.69%          $ 44,161,268              4.44%
c.    61-90 days                              1,390                2.18%          $ 15,719,894              1.58%
d.    91-120 days                               600                0.94%          $  6,743,853              0.68%
e.    120+ days                                 677                1.06%          $  7,892,814              0.79%
f.    Total                                  63,696              100.00%          $993,579,013            100.00%


          7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

------------------------------------------------------------------------------------------------------------------------------
                                  % OF                     % OF                      % OF                   % OF
                                AGGREGATE                AGGREGATE                 AGGREGATE             AGGREGATE
                             REQUIRED PAYOFF          REQUIRED PAYOFF           REQUIRED PAYOFF       REQUIRED PAYOFF
                                 AMOUNTS                  AMOUNTS                   AMOUNTS               AMOUNTS
      COLLECTION
       PERIODS             31-60 DAYS PAST DUE      61-90 DAYS PAST DUE      91-120 DAYS PAST DUE    120+ DAYS PAST DUE
------------------------------------------------------------------------------------------------------------------------------
      8/31/99                     4.44%                    1.58%                     0.68%                 0.79%
      7/31/99                     4.50%                    1.51%                     0.82%                 0.71%
      6/30/99                     4.21%                    1.83%                     0.67%                 0.67%
      5/31/99                     5.11%                    1.70%                     0.68%                 0.58%
      4/30/99                     4.19%                    1.28%                     0.53%                 0.52%
      3/31/99                     4.41%                    1.34%                     0.56%                 0.54%
      2/28/99                     5.64%                    1.79%                     0.58%                 0.45%
      1/31/99                     5.45%                    1.51%                     0.69%                 0.01%
     12/31/98                     4.64%                    1.30%                     0.01%                 0.01%

          8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                            -------------------------------------------------------------------------------------
                                               COLLECTION            3 COLLECTION      6 COLLECTION PERIODS   CUMULATIVE SINCE
                                                 PERIOD             PERIODS ENDING            ENDING            CUT-OFF DATE
                                                AUGUST-99              AUGUST-99             AUGUST-99
                                            -------------------------------------------------------------------------------------
a.    Number of Liquidated Contracts               180                    826                  1,253               1,364
b.    Number of Liquidated
      Contracts as a Percentage                  0.064%                 0.294%                0.446%               0.486%
      of Initial Contracts
c.    Required Payoff Amounts of
      Liquidated Contracts                      2,500,037              8,178,873            15,381,612           16,772,670
d.    Liquidation Proceeds Allocated
      to Owner Trust                             145,507                405,163               784,474            1,012,740
e.    Aggregate Current Realized
      Losses                                    2,354,530              7,773,709            14,597,138           15,759,930
f.    Aggregate Current Realized
      Losses as a Percentage of                  0.175%                 0.579%                1.087%               1.174%
      Cut-off Date Contract Pool
      Principal Balance


     II. INFORMATION REGARDING THE SECURITIES
          1. SUMMARY OF BALANCE INFORMATION

     ------------------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL BALANCE AS OF     CLASS FACTOR AS OF
                CLASS                            COUPON          SEPTEMBER 15, 1999        SEPTEMBER 15, 1999
                                                  RATE              PAYMENT DATE              PAYMENT DATE
      -----------------------------------------------------------------------------------------------------------------
a.    Class A-1 Notes                           5.195000%           $  1,814,844               0.00563
b.    Class A-2 Notes                           5.290000%           $ 85,272,196               1.00000
c.    Class A-3 Notes                           5.450000%           $470,004,229               1.00000
d.    Class A-4 Notes                           5.450000%           $201,430,384               1.00000
e.    Class A-5 Notes                           5.500000%           $ 94,056,091               0.76548
f.    Class B Notes                             5.660000%           $ 15,442,996               1.00000
g.    Class C Notes (Quarterly Paying)          6.190000%           $ 51,029,031               1.00000
h.    Total                                     7.210000%           $ 74,529,242               1.00000
                                                  N.A.              $993,579,013               0.73989


     --------------------------------------------------------------------------------------------------------------------------

                                                           PRINCIPAL BALANCE AS OF                       CLASS FACTORS AS OF
                CLASS                                          AUGUST 14, 1999                              JUNE 15, 1999
                                                                 PAYMENT DATE                                PAYMENT DATE

      -------------------------------------------------------------------------------------------------------------------------
a.    Class A-1 Notes                                          $   33,600,782                                 0.10426
b.    Class A-2 Notes                                          $   85,272,196                                 1.00000
c.    Class A-3 Notes                                          $  470,004,229                                 1.00000
d.    Class A-4 Notes                                          $  201,430,384                                 1.00000
e.    Class A-5 Notes                                          $   96,914,228                                 0.78874
f.    Class B Notes                                            $   15,442,996                                 1.00000
g.    Class C Notes (Quarterly Paying)                         $   51,029,031                                 1.00000
h.    Total                                                    $   74,529,242                                 1.00000
                                                               $1,028,223,088                                 0.76569

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $993,579,013 and the CCA Balance is $81,256,282.

          2. MONTHLY PRINCIPAL AMOUNT
               a. Principal Balance of Notes and Equity Certificates (End of
                  Prior Collection Period)                                     $1,028,223,088
               b. Contract Pool Principal Balance (End of Collection Period)   $  981,169,606
               c. Monthly Principal Amount                                     $   47,053,482
          3. GROSS COLLECTIONS
               a. Scheduled Payments Received                                  $   34,759,868
               b. Liquidation Proceeds Allocated to Owner Trust                $      145,507
               c. Required Payoff Amounts of Prepaid Contracts                 $    3,351,065
               d. Required Payoff Amounts of Purchased Contracts               $            -
               e. Proceeds of Clean-up Call                                    $            -
               f. Investment Earnings on Collection Account and Note           $       94,298
                  Distribution.
               g. Extension Fees Allocated to Owner Trust                      $            -
               h. Total Gross Collections (sum of (a) through (g))             $   38,350,737
          4. DETERMINATION OF AVAILABLE FUNDS
               a. Total Gross Collections                                      $   38,350,737
               b. Withdrawal from Cash Collateral Account                      $    2,148,986
               c. Total Available Funds                                        $   40,499,723


          5. APPLICATION OF AVAILABLE FUNDS

 ------------------------------------------------------------------------------------------------------------
              ITEM                                 AMOUNT                  REMAINING AVAILABLE FUNDS
 ------------------------------------------------------------------------------------------------------------
 a.    Total Available Funds                                                    $40,499,723
 b.    Servicing Fee                              $ 1,056,794                   $39,442,929
 c.    Interest on Notes:
       i) Class A-1 Notes                         $   145,463                   $39,297,466
       ii) Class A-2 Notes                        $   375,908                   $38,921,558
       iii) Class A-3 Notes                       $ 2,134,603                   $36,786,955
       iv) Class A-4 Notes                        $   914,830                   $35,872,126
       v) Class A-5 Notes                         $   444,190                   $35,427,935
       vi) Class B Notes                          $    72,839                   $35,355,096
       vii) Class C Notes                         $   263,225                   $35,091,871
       viii) Class D Notes                        $   447,797                   $34,644,075
 d.    Principal of Notes
       i) Class A-1 Notes                         $31,785,938                   $ 2,858,136
       ii) Class A-2 Notes                        $         -                   $         -
       iii) Class A-3 Notes                       $         -                   $ 2,858,136
       iv) Class A-4 Notes                        $         -                   $         -
       v) Class A-5 Notes                         $ 2,858,136                   $         -
       vi) Class B Notes                          $         -                   $         -
       vii) Class C Notes                         $         -                   $         -
       viii) Class D Notes                        $         -                   $         -
 e.    Deposit to Cash
       Collateral Account                         $         -                   $         -
 f.    Amount to be applied in
       accordance with CCA
       Loan Agreement                             $         -                   $         -
 g     Balance, if any, to Equity
       Certificates                               $         -                   $         -



     III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

          1. BALANCE RECONCILIATION

                  -----------------------------------------------------------------------------------------
                                                                             SEPTEMBER 15, 1999
                                 ITEM                                           PAYMENT DATE
                  -----------------------------------------------------------------------------------------
               a. Available Cash Collateral Amount (Beginning)                   83,405,268
               b. Deposits to Cash Collateral Account                                    -
               c. Withdrawals from Cash Collateral Account                        2,148,986
               d. Releases of Cash Collateral Account Surplus                            -
                  (Excess, if any of (a) plus (b) minus (c) over
                  (f))
               e. Available Cash Collateral Amount (End) (Sum of (a)
                  plus (b) minus (c) minus (d))                                  81,256,282
               f. Requisite Cash Collateral Amount                               94,000,846
               g. Cash Collateral Account Shortfall (Excess, if any,
                  of (f) over (e))                                               12,744,564
          2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
               a. For Payment Dates from, and including, the
                  January 1999 Payment Date to,
                  and including, the December 1999 Payment Date                  94,000,846
                  1) Initial Cash Collateral Amount
               b. For Payment Dates from, and including, the
                  January 2000 Payment Date until
                  the Final Payment Date, the sum of
                  1) 8.25% of the Contract Pool Principal Balance
                  2) The Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance less the
                  Contract Pool Principal Balance
                  3) Total ((1) plus (2))
               c. Floor equal to the lesser of
                  1) 1.25% of Cut-Off Date Contract Pool Principal
                  Balance ($16,785,865); and
                  2) the Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance
               d. Requisite Cash Collateral Amount
          3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
               a. Interest Shortfalls                                                    -
               b. Principal Deficiency Amount                                     2,148,986
               c. Principal Payable at Stated Maturity Date of
                  Class of Notes or Equity Certificates                                  -
               d. Total Cash Collateral Account Withdrawals                       2,148,986

     IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

-----------------------------------------------------------------------------------------------------------------------------
    DISTRIBUTION                      CLASS A-1              CLASS A-2                CLASS A-3           CLASS A-4
      AMOUNTS                           NOTES                  NOTES                    NOTES               NOTES
-----------------------------------------------------------------------------------------------------------------------------
1. Interest Due                     $   145,463             $375,908                  $2,134,603             $914,830
2. Interest Paid                    $   145,463             $375,908                  $2,134,603             $914,830
3. Interest Shortfall               $        -              $     -                   $       -              $     -
((1) minus (2))
4. Principal Paid                   $31,785,938             $     -                   $       -              $     -
5. Total Distribution Amount        $31,931,402             $375,908                  $2,134,603             $914,830
((2) plus (4))


-----------------------------------------------------------------------------------------------------------------------------------
    DISTRIBUTION                CLASS A-5                CLASS B                  CLASS C             CLASS D
      AMOUNTS                     NOTES                   NOTES                    NOTES               NOTES              TOTALS
-----------------------------------------------------------------------------------------------------------------------------------
1. Interest Due                      $  444,190            $72,839               $263,225             $447,797         $ 4,798,855
2. Interest Paid                     $  444,190            $72,839               $263,225             $447,797         $ 4,798,855
3. Interest Shortfall                $       -             $    -                $     -              $     -          $        -
((1) minus (2))
4. Principal Paid                    $2,858,136            $    -                $     -              $     -          $34,644,075
5. Total Distribution Amount         $3,302,326            $72,839               $263,225             $447,797         $39,442,929
((2) plus (4))



     V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS


    -------------------------------------------------------------------------------------------------------------------------------
                                                                   AS OF END OF                      AS OF END OF
                 ITEM                                                AUGUST-99                          JULY-99
                                                                 COLLECTION PERIOD                 COLLECTION PERIOD
    -------------------------------------------------------------------------------------------------------------------------------
1.  ORIGINAL CONTRACT CHARACTERISTICS
    a.    Original Number of Contracts                                69,983                             N.A.
    b.    Cut-Off Date Contract Pool                              $1,342,869,226                         N.A.
          Principal Balance
    c.    Original Weighted Average                                    46.30                             N.A.
           Remaining Term
    d.    Weighted Average                                             56.50                             N.A.
          Original Term
2.  CURRENT CONTRACT CHARACTERISTICS
    a.    Number of Contracts                                         63,696                            64,402
    b.    Average Contract                                            $15,404                           $15,753
          Principal Balance
    c.    Weighted Average                                             39.7                              40.5
          Remaining Term

     VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE

       ----------------------------------------------------------------------------------
       PAYMENT DATE                                         SINCE ISSUE
         PERIOD                                                 CPR
       ----------------------------------------------------------------------------------
       0               December-98
       1                January-99                             1.060%
       2                  Feb-99                               4.881%
       3                  Mar-99                               9.207%
       4                 April-99                             10.595%
       5                  May-99                              10.294%
       6                  Jun-99                               9.272%
       7                  Jul-99                               9.814%
       8                  Aug-99                               8.969%
       9                  Sep-99                               8.813%

     VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on September 15, 1999.


  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                              AT&T CAPITAL CORPORATION

                              Thomas G. Adams
                              ---------------
                              Thomas G. Adams
                              Senior Vice President, Financial Reporting